Note 18 - Borrowings	12 Months Ended
Dec. 31, 2025
Statement Line Items [Line Items]
Disclosure of borrowings [text block]

Note 18. Borrowings

Loan From Lessor

In October 2020, the Company entered into a lease for approximately 1,356 square meters, which is allocated on 839 square meters of office space, and 518 square meters of laboratory space in Hørsholm, Denmark. In addition to the ordinary lease payments, the Company obtained financing from DTU Science Park A/S (“DTU”) for rebuilding the laboratory facility and engineering building to match the Company’s needs. The Company will repay the $1.3 million financing at a fixed interest rate of 6% over 8 years. If the lease is terminated due to default by the Company before the outstanding balance, including interest accrued, has been repaid, the remaining balance is due immediately. The finance liability is recorded at amortized cost, which approximates fair value at the time of issuance. For the years ended December 31, 2025, and 2024 interest expense related to the loan from lessor was a nominal amount, $0.1 million and $0.1 million, respectively.

As a result of the structure of the DTU financing this amount is not included as Purchase of property, plant and equipment within the consolidated statements of cash flows.

EIB Loan

In August 2020, the Company executed the EIB Loan, for a principal amount of €20.0 million, divided into three tranches of tranche 1 in the amount of €7.0 million, tranche 2 in the amount of €6.0 million and tranche 3 in the amount of €7.0 million. Under the EIB Loan Agreement, the tranche balances are due six years from their respective disbursement dates.

During the year ended December 31, 2021, the Company initiated the draw of the first tranche of the EIB Loan Agreement. The Company received the proceeds from the draw of the first tranche of €7.0 million (approximately $7.8 million) on February 17, 2022. The Company will repay the first tranche of the EIB Loan at a fixed interest rate of 3% per annum and a payment-in-kind interest rate of 4% per annum. The loan is amortized to maturity using an effective monthly interest rate of 0.79%. For the years ended December 31, 2025, and 2024, interest expense related to the EIB Loan was $0.6 million, and $0.7 million, respectively. The loan is repayable in full six years after drawing down. The two remaining tranches have become void as of December 31, 2023.

In July 2025, the Company reached an agreement with EIB, where EIB converted €3.5 million of its €7 million loan to Evaxion into equity via a purchase of ordinary Evaxion warrants at a price of $4.87 per warrant, corresponding to a premium of 89% to the share price by market close the day before the announcement. As a result of the conversion, a gain was recognized in the amount of $2.6 million, calculated as the difference between the carrying amount of the converted potion of the EIB loan and the fair value of the warrants issued of $1.3 million.

Borrowings are summarized as follows:

	Years Ended December 31,
	2025	2024	2023
	(USD in thousands)
Loan from lessor	$737	$815	$1,022
EIB Loan	4,800	7,352	7,626
Total Borrowings	5,537	8,167	8,648
Less: Borrowings, current portion	(190)	(159)	(159)
Total Borrowings, net of current portion	$5,347	$8,008	$8,489